UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2024

MOTUS GI HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38389	81-4042793
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 East Broward Boulevard, 3rd Floor Ft. Lauderdale, FL	33301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 541-8000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	MOTS	OTCQB Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 31, 2024, Timothy Moran, Scott Durbin, Sonja Nelson, Mark Pomeranz and Gary Pruden resigned from the Board of Directors (the “Board”) of Motus GI Holdings, Inc. (the “Company”). Additionally, Mark Pomeranz resigned from his role as Chief Executive Officer of the Company. Timothy Moran, Scott Durbin, Sonja Nelson, Mark Pomeranz and Gary Pruden did not resign from their positions over any disagreements with the Company’s Board or management.

Effective immediately upon the effectiveness of such departures, the Board appointed Jeff Varsalone as sole director and President of the Company for the purpose of assisting with the wind-down of the Company’s business affairs to the fullest extent permitted by law.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On July 25, 2024, the Company held a special meeting of its stockholders (the “Special Meeting”) to vote on the two proposals described in detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on June 26, 2024 and mailed to the Company’s stockholders on or about such date (the “Proxy Statement”).

As disclosed in the Proxy Statement, as of the close of business on June 17, 2024, the record date for the Special Meeting, there were 6,388,876 shares of the Company’s common stock outstanding and entitled to vote at the Special Meeting. A total of 1,799,407 shares of the Company’s common stock, representing approximately 28.16% of the shares outstanding and entitled to vote, were represented in person or by valid proxies at the Special Meeting. Thus, there were insufficient votes represented in person or by valid proxies to constitute a quorum for the transaction of business at the Special Meeting. The Special Meeting will not be further adjourned.

Item 8.01 Other Events.

On July 31, 2024, the Board approved the wind-down of the Company’s affairs to the fullest extent permitted by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTUS GI HOLDINGS, INC.

Date: July 31, 2024	By:	/s/ Mark Pomeranz
	Name:	Mark Pomeranz
	Title:	Chief Executive Officer